UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2021

Commission File Number 001-39223

MUSCLE MAKER, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	47-2555533
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2600 South Shore Blvd., Suite 300, League City, Texas 77573

(Address of principal executive offices)

682-708-8250

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	GRIL	The Nasdaq Stock Market

Item 5.07 Submission of Matters to a Vote of Security Holders

Muscle Maker, Inc. (the “Company”) held its Annual Meeting on October 7, 2021. Of the 17,720,364 shares of Common Stock outstanding on August 16, 2021, the record date, 11,867,383 shares were represented at the Annual Meeting, in person or by proxy, constituting a quorum. The proposals considered at the Annual Meeting are described in detail in the Proxy Statement. The proposals described below were voted upon at the Annual Meeting and the number of votes cast with respect to each proposal was as set forth below:

(1) Elect seven directors until his successor is duly elected and qualified, or until his earlier death, resignation or removal. The seven directors receiving the highest vote were appointed to the board. The following Directors were elected to the board.

	For	Withheld
Kevin Mohan	7,532,721	520,551
A.B. Southall III	7,476,227	577,045
Paul L. Menchik	7,477,598	575,674
Jeff Carl	7,548,824	504,448
Stephen A. Spanos	7,538,208	515,064
Major General (ret) Malcom Frost	7,551,789	501,483
Philip Balatsos	7,537,629	515,643

(2) Ratify the appointment of Benjamin & Ko as the Company’s independent registered public accounting firm for the year ending December 31, 2021. This matter was determined based on majority of the shares cast.

For	Against	Abstain
10,640,814	1,167,790	58,779

(3) Approve the adoption of the 2021 Equity Incentive Plan. This matter was determined based on majority of the shares cast.

For	Against	Abstain
6,858,986	1,163,022	31,264

(4) Approve an amendment of the Company’s articles of incorporation to increase the number of authorized shares of common stock from 25,000,000 to 50,000,000. This matter was determined based on majority of the shares outstanding.

For	Against	Abstain
9,888,773	1,918,620	59,990

(5) Approve the compensation of the Company’s named executive officers on a non-binding, advisory basis. This matter was determined based on majority of the shares cast.

For	Against	Abstain
7,291,661	706,974	54,637

(6) Vote, on a non-binding, advisory basis, on the frequency with which stockholders would have an opportunity to hold an advisory vote on the Company’s executive compensation program with the option of selecting a frequency of one, two or three years, or abstaining.

One	Two	Three	Abstain
2,623,250	178,661	5,217,111	34,250

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MUSCLE MAKER, INC.

		By:	/s/ Michael Roper
		Name:	Michael Roper
		Title:	Chief Executive Officer

Date:	October 8, 2021
League City, Texas